FEBRUARY 28, 2020

SUPPLEMENT TO

HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS

DATED NOVEMBER 27, 2019

This Supplement contains new and additional information and should be read in connection with your Prospectus.

1)	Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks – Tax-Aware Bond ETF,” in the above referenced Prospectus, the first sentence in the first paragraph is deleted and replaced with the following:

In addition to the principal strategies described in the summary section, the Fund may also invest in structured securities, inverse floaters, loans, inflation-protected securities, collateralized loan obligations, zero coupon securities, and restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may also invest in other investment companies, including exchange-traded funds.

2)	Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks – Tax-Aware Bond ETF,” the second paragraph is deleted in its entirety and replaced with the following:

The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the sub-advisers’ assessment of market and economic conditions and other factors. Duration is a measure of a bond price’s sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. As part of their analysis, the Sub-Advisers also consider sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. In addition to these factors, the Sub-Advisers incorporate environmental, social and governance (ESG) factors into its investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards or corporate governance. The Sub-Advisers view their ESG assessment as an important consideration in determining the weights of securities within the portfolio. This assessment will not necessarily result in a company being excluded from the evaluation process but rather contributes to the overall holistic evaluation of that company. The Sub-Advisers may engage with management of certain issuers regarding corporate governance practices as well as what the Fund’s Sub-Advisers deem to be materially important environmental and/or social issues facing a company. These ESG factors are not the only factors considered and as result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating. The importance of these and other factors that the sub-advisers consider when purchasing and selling securities for the Fund may change with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.

3)	Effective immediately, under the heading “More Information About Risks,” Inflation-Protected Securities Risk and Collateralized Loan Obligations Risk are checked as additional risks (“X”) for the Tax-Aware Bond ETF.

4)	Effective immediately, under the heading “The Investment Manager and Sub-Advisers – Management Fee” in the above referenced Prospectus, the first sentence in the second paragraph under the management table is deleted and replaced with the following:

A discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory and, where applicable, sub-sub-advisory agreements for each Fund, will be available in the Funds’ semi-annual report to shareholders for the fiscal period ended January 31, 2020.

This Supplement should be retained with your Prospectus for future reference.

HV-7516ETF	February 2020